                                                                   EXHIBIT 10.24





                                     ASC/IAI







                        RESEARCH & DEVELOPMENT AGREEMENT







                                 JANUARY 1, 1996

                                    CONTENTS
                                    --------

ARTICLE I:  DEFINITIONS..................................................    3

   1.1      "Precursor Material(s)"......................................    3

   1.2      "Mechanical Deformation".....................................    3

   1.3      "Superconducting Materials"..................................    3

ARTICLE II:  THE PROGRAM.................................................    3

   2.1      Scope........................................................    3

   2.2      Duration.....................................................    4

   2.3      Funding......................................................    4

            2.3.1  IAI Funding of Work performed by ASC..................    4

            2.3.2  IAI Funding of Work performed by IAI..................    5

            2.3.3  ASC Funding...........................................    6

   2.4      Management of Research.......................................    6

   2.5      Program Review Board.........................................    6

   2.6      Parties to Make Technology Available.........................    7

   2.7      Renewal, Expiration or Termination...........................    7

            2.7.1  Early Termination.....................................    8

            2.7.2  Conditional Stock Warrants............................    9

   2.8      Records and Reports..........................................   11

   2.9      Precursor Material(s)........................................   12

   2.10     Success of Program...........................................   12

   2.11     Rights and Obligations at Close of the Program...............   13

   2.12     Inventions...................................................   15

ARTICLE III:  JOINT VENTURE..............................................   17

ARTICLE IV: RIGHTS AND OBLIGATIONS REGARDING JOINT VENTURE...............   22

   4.0      The Joint Venture............................................   22

   4.1      American Superconductor Corporation..........................   24

   4.2      Inco Alloys International, Inc...............................   25

ARTICLE V:  CONFIDENTIALITY..............................................   26

ARTICLE VI: Miscellaneous................................................   28

   6.1      Assignment: Benefit and Binding..............................   28

   6.2      Export Controls..............................................   28

   6.3      Notices......................................................   29

   6.4      Applicable Law; Entire Agreement; Headings...................   29


   Exhibits A-D

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



                       RESEARCH AND DEVELOPMENT AGREEMENT
                       ----------------------------------


     THIS RESEARCH AND DEVELOPMENT AGREEMENT, which is effective as of January 1, 1996 ("EFFECTIVE DATE"), is made by and between American Superconductor Corporation ("ASC"), a Delaware corporation having a place of business at Two Technology Drive, Westborough, Massachusetts 01581, and Inco Alloys International, Inc. ("IAI"), a Delaware corporation having a place of business at 3200 Riverside Drive, Huntington, West Virginia 25705

                               W I T N E S S E T H

     WHEREAS, ASC has developed and/or acquired, and owns a body of proprietary technology, or rights thereto, relating to superconductors, including but not limited to high temperature oxide superconductors and techniques for causing the oxidation of metals for subsequent use in the form of superconductive wires, rods, ribbons and other product forms ("ASC PROPRIETARY TECHNOLOGY");

     WHEREAS, IAI has developed and owns rights to (a) proprietary technology relating to a *************************************
******************************************************************
****************************************************************
**************************************************************
***************************************************************
******************************************************************

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




**************************************************************
********************************************************
************************* (hereinafter collectively referred to as the "IAI PROPRIETARY TECHNOLOGY");

     WHEREAS, pursuant to a prior agreement (the "OLD AGREEMENT") entered into between them and dated May 25, 1990 (which agreement, as heretofore amended is now superseded hereby), ASC and IAI have, during the period July 1, 1988 through December 31, 1995, conducted a research and development program which demonstrated the feasibility of forming precursor materials using IAI Proprietary Technology and converting them to superconducting materials using ASC's Proprietary Technology, and in which the parties jointly developed technology (the "JD TECHNOLOGY") related to the formation of specific superconducting materials;

     WHEREAS, the parties are desirous of entering into a further research and development Program (the "PROGRAM") in which work will be done by both parties with the objectives of further developing processing technologies, providing superconducting materials for evaluation/research purposes and for sale, and generating engineering data that will be useful or necessary in setting up a pilot plant to produce Precursor Material(s) in a joint venture, which the parties contemplate entering into at such time that the demand for the Precursor Material(s) in question reaches a level that makes a joint venture commercially viable;

     NOW, THEREFORE, in consideration of the mutual covenants herein set forth, the parties hereto agree as follows:

                             ARTICLE I: DEFINITIONS

     1.1 "PRECURSOR MATERIAL(S)" shall mean any system of at least one reactive metallic component which has been subjected to IAI's Mechanical Alloying process, both as originally produced by such Mechanical Alloying and as subsequently consolidated and formed into a rod, wire or other such form by Mechanical Deformation. Precursor Material shall not include a system which has been processed to be superconducting. The term "REACTIVE METALLIC COMPONENT" shall not include a non-reactive or noble metal such as gold, silver or platinum.

     1.2 "MECHANICAL DEFORMATION" shall mean the deforming, whether by hot, warm or cold working and whether by forging, rolling, extruding or any other process, of a Precursor Material from one product form (such as billet, slab, powder, plate, bar, etc.) into another product form (such as rod, wire, strip, sheet tubing, or other shape), or reducing the size thereof.

     1.3 "SUPERCONDUCTING MATERIALS" shall mean any ceramic material(s), which is superconducting, including but not limited to oxides, sulfides, nitrides, carbides and other ceramics, ceramics produced from Precursor Materials, and ceramics produced directly from other metal forming methods and subsequently formed into rod, wire or other such form.

                             ARTICLE II: THE PROGRAM

     2.1 SCOPE. The Program shall consist of research and development conducted by ASC and IAI, subject to the terms and conditions of this Agreement, into the development and production of Precursor Materials, the development of Mechanical Deformation, and the development and manufacture of Superconducting Materials in the form of wires, bars, rods, sheets, strip, tubing or other shapes, all as more specifically described in the Statement of Work attached hereto as Exhibit A and incorporated herein by reference.

     2.2 DURATION. The Program shall remain in effect for a period of three years from 1 January 1996, subject to annual renewals, and unless earlier terminated, all as hereinafter set forth.

     2.3 FUNDING.

     2.3.1 IAI FUNDING OF WORK PERFORMED BY ASC. IAI will provide funds to support the Program in an aggregate amount of up to $1.1 Million during the first year. The amount of funding, expected to be no more than the first year annually, for the second and third years of the Program, subject to mutually agreed to renewals of the Agreement, will be determined at least sixty (60) days before the end of each year of the Program. Funding for the first year of the Program will be in four equal quarterly payments of $275,000.00 each, payable by no later than February

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




15, 1996 and the fifteenth day of each calendar quarter thereafter. Payments for the second and third years of funding will be made quarterly within fifteen (15) days of the start of each calendar quarter. All funds paid by IAI pursuant to this Section shall be expended for no purpose other than the Program. All equipment purchased with such funds shall be the property of ASC, but the Joint Venture will be given any of such equipment it requests. If ASC ceases operations and is liquidated during the term of the Agreement, IAI will become the owner of the equipment. All funding obligations of IAI under this Section shall cease upon early expiration or termination of this Agreement pursuant to
Section 2.7 hereof.

     2.3.2 IAI FUNDING OF WORK PERFORMED BY IAI.

     (a) IAI will provide funds to support the IAI portion of the Program in an aggregate amount of at least *********** during the first year of the Program. The level of funding for the second and third years of the Program subject to mutually agreed Agreement renewals will be determined at least sixty (60) days before the end of the prior calendar year of the Program.

     (b) As part of the work to be performed by IAI, IAI will have the option to assign by mutual agreement one or more IAI employee(s) to be located at ASC to directly participate in ASC R&D work covered under the Program. All employee related costs, e.g., salary, benefits, travel, supplies and office rental, for such IAI employee(s) will be paid by IAI. The IAI employee(s) will report to the Chief Technical Officer, VP Manufacturing or Program Manager unless otherwise agreed, on Program issues, and to the IAI VP. Research & Technology on administrative matters.

     2.3.3 ASC FUNDING. ASC will fund the Program in an annual aggregate amount of up to US $1.2 Million. The amount of funding for the second and third years of the Program subject to mutually agreed to renewals of the Agreement will be determined at least sixty (60) days before the end of each year of the Program. All funds paid by ASC pursuant to this Section shall be expended for no purpose other than the Program. All equipment purchased with such funds shall be the property of ASC, but the Joint Venture will be given any of such equipment it requests. If ASC ceases operations and is liquidated during the term of the Agreement, IAI will become the owner of the equipment. All funding obligations of ASC under this Section shall cease upon early termination by IAI or ASC pursuant to Section 2.7 hereof.

     2.4 MANAGEMENT OF RESEARCH. ASC shall be responsible for the direct management and supervision of the research conducted in the Program at ASC, and IAI shall be responsible for the direct management of the research in the Program at IAI and Michigan Technical University, subject to the oversight responsibilities of the Review Board referred to below. Both ASC and IAI shall staff the Program with qualified personnel to enable the Program to progress in accordance with the goals and criteria set forth in Exhibit A hereto.

     2.5 PROGRAM REVIEW BOARD. There is hereby established a Program Review Board (the "REVIEW BOARD"), which shall have the responsibility of overseeing and monitoring the Program. The Review Board shall be comprised of four (4) members, consisting of two (2) representatives appointed by ASC and two (2) representatives appointed by IAI. The Review Board's responsibilities, obligations and powers (including alteration of the scope and direction of the Program as made necessary or desirable by developments in the Program and/or in the field of superconductivity) shall be as specifically set forth on Exhibit B attached hereto and incorporated herein by reference.

     2.6 PARTIES TO MAKE TECHNOLOGY AVAILABLE. To the extent that they now or hereafter have the legal right to do so, ASC and IAI hereby agree that, throughout the Program, each will make available to the other such technology (including proprietary technology) relating to Precursor Material(s), Mechanical Deformation, and/or converting Precursor Material(s) to Superconducting Material(s) as may be reasonably necessary to carry out the Program.

     2.7 RENEWAL, EXPIRATION OR TERMINATION. The parties will determine the business viability of continuing the Program at the end of each year of the Program and renew the Agreement, effective

January 1, 1997 and January 1, 1998 respectively, for years two and three of the Agreement. If the Program is not renewed, i.e. the Program is to be terminated, the party deciding not to renew the Agreement will advise the other party in writing sixty (60) days prior to the scheduled renewal date. Funding of the Program will continue during this notice period, at the end of which the Agreement shall expire. Notwithstanding the absence of any such notice of a decision not to renew, the Agreement shall expire, and be deemed to have terminated without default by either party:

          a) on December 31, 1996 if the parties fail to agree, on or before such date, upon either the funding of the Program for calendar year 1997, or the formation of a joint venture.

          b) on December 31, 1997 if the parties fail to agree, on or before such date, upon either the funding of the Program for calendar year 1998, or the formation of a joint venture.

          c) on December 31, 1998 if the parties fail to agree, on or before such date, upon a further renewal of the Agreement and the appropriate funding therefor, or the formation of a joint venture.

     2.7.1 EARLY TERMINATION. Either party shall have the right to terminate the Program, in the event of a breach by the other party of a material obligation hereunder, by serving sixty

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




(60) days' written notice upon the other party, setting forth the cause and specifying the date of termination. The party in breach shall provide a plan for corrective action to cure the breach within this sixty (60) day period. The non-breaching party shall have thirty (30) days to either approve the plan or reject it. If the parties are unable to agree upon a plan for corrective action within sixty (60) days the agreement shall terminate.

     2.7.2 CONDITIONAL STOCK WARRANTS. If the Agreement is terminated after December 31, 1997 or the Joint Venture is not formed at the end of the Agreement period, then ASC will provide the following consideration to IAI:

          (a) If either or both of ASC and IAI determine(s) that the Precursor Material product will not achieve the technical goals set forth in Exhibit A hereto, or will not be commercially viable,

          OR If the Joint Venture discounted Cash Flow ("DCF") analysis shows a return on investment ("ROI") of less than *** and IAI decides not to proceed with the program or Joint Venture,

               then at the time when it is determined that a joint venture will not be formed between ASC and IAI for the manufacture of Precursor Materials, ASC will convey to IAI, ASC warrants (the "WARRANTS"), as full consideration for the IAI investments disbursed to ASC pursuant hereto, as follows:

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




               (i) To compute the number of ASC shares into which the Warrants to be so issued may be subsequently converted (the "NUMBER OF WARRANTS"), the IAI quarterly investment made pursuant hereto after December 31, 1995 will be divided by the greater of ***************************** ********* for ASC stock during that calendar quarter, or ********************** agreed floor price, with appropriate adjustment of (x) and (y) for any stock splits. The Number of Warrants so calculated for each quarterly investment during the period from January 1, 1996 to the date of conveyance of the Warrants, will be adjusted for any subsequent stock splits, and will be added together and distributed to IAI, without payment of any additional consideration by IAI. (ii) The Warrants so conveyed to IAI will be exercisable at any time during the ten (10) year period following the date of such conveyance. (iii) The price (the "Strike Price") at which the various Warrants so conveyed will be exercisable will be specified as the relevant ******************************
               ******************************************* used to compute the
               Number of Warrants for the IAI calendar quarter investment for which the Warrants in question were issued.

               (iv) At IAI's option, ASC will permit IAI to exercise the Warrants in the form of a cashless transaction, whereby ASC will sell the IAI Warrants on IAI's behalf and at no additional cost to IAI, and will remit to IAI the funds corresponding to the excess of the ASC stock price at the time of such exercise over the specified Strike Price of the Warrants.

          (b) If IAI determines that the Precursor Material product or Joint Venture will not be commercially viable, for reasons other than as identified in Section 2.7.2(a),

          OR If IAI decides not to continue investing in the Precursor Material product for reasons that are not associated with the technical or commercial viability of the Precursor Material product, then ASC will convey Warrants to IAI in accordance with all of the terms set forth in Section 2.7.2 (a), except that the Number of Warrants shall be one-half (1/2) of the number computed in the manner set forth in Section 2.7.2(a).

     2.8 RECORDS AND REPORTS. ASC and IAI will prepare and maintain full and accurate records and books relating to the progress and status of the Program, all financial matters connected therewith, and all expenditures made or costs incurred in connection therewith. Such records and books shall be made available at all reasonable times for inspection and review by the Review Board and/or its designees. At least once each calendar quarter, ASC and IAI will prepare and deliver to the other (with copies to the Review Board) reports setting forth: (a) summaries of the status and progress of the Program; (b) all expenditures made or costs incurred in connection therewith; and (c) projections of expenditures required in connection with the Program for each of the 12 months following the date of such reports.

     2.9 PRECURSOR MATERIAL(S). Should one party conclude that a Precursor Material(s) tested under the Program is not commercially viable, or should one party choose for any reason to discontinue development of such Precursor Material(s) under the Program or to exclude such Precursor Material(s) from the products to be exploited by a joint venture formed pursuant hereto, the other party shall have the right to exploit (and have exploited on its behalf) such Precursor Material(s) in the field of superconductivity without accounting to the one party. Should such situation occur, if IAI is the one party it hereby agrees to license its Mechanical Alloying and its Mechanical Deformation technologies to ASC, or on behalf of ASC, under reasonable terms and conditions for use in connection with such Precursor Material(s) and if ASC is the one party it hereby agrees, at IAI's option, to either (a) issue warrants to IAI in accordance with

Section 2.7.2, or (b) license its Proprietary Technology for converting Precursor Materials to Superconducting Materials to IAI, or on behalf of IAI, under reasonable terms and conditions for use in connection with such Precursor Material(s).

     2.10 SUCCESS OF PROGRAM.

         (a) By no later than October 1, 1998 (or within sixty (60) days after the end of calendar year 1996 or 1997, in the event that this Agreement is not extended for the subsequent year upon mutually acceptable terms) IAI and ASC shall determine in good faith whether to enter into a joint venture pursuant to the terms of ARTICLE III hereof for the purpose of commercially exploiting the Joint Technology.

         (b) If the parties determine not to enter into a joint venture, of if for any reason the parties fail to enter into a Joint Venture not later than October 1, 1998 (or any mutually agreed upon extension pursuant to Section 2.10(c)), then

             (i) neither party shall have any further rights or obligations pursuant to Articles III and IV hereof; and

             (ii) all other provisions of this Agreement shall remain in full force and effect.

         (c) IAI and ASC may mutually agree to extend the Program beyond December 31, 1998 and postpone the decision in regard to a joint venture until more data, information and expertise is assembled, or to complete negotiations directed to formation of joint venture.

     2.11 RIGHTS AND OBLIGATIONS AT CLOSE OF THE PROGRAM. At such time as the Program comes to any end, whether by expiration or as a result of early termination by IAI or ASC,

         (a) Neither party shall have any further obligations to make technology available pursuant to Section 2.6;

         (b) with respect to technology that either pary has previously furnished to the other pursuant to Section 2.6, subject to the licensing obligations set forth in paragraphs (e) and (f) below, neither party shall have any license under any patent rights of the other and (ii) either party's rights to use or disclose Confidential Information of the other party shall be governed by the provisions of Section 5.1;

         (c) Subject to the provisions of Sections 2.12, 5.1 and 5.3, either party may use any information in its possession that was generated in the course of the Program;

         (d) ASC shall retain ownership of all equipment purchased by ASC with funds provided hereunder by IAI, except that if the Joint Venture comes into being this equipment will if so requested become the property of the Joint Venture, and if ASC and the Joint Venture both cease to operate, the equipment will be transferred to IAI.

         (e) In the event that the Program is terminated as a result of a decision by one party not to proceed therewith, the one party shall be prepared to make available to the other party, upon reasonable terms, a non-exclusive license to such technology, relating to Precursor Materials and previously disclosed pursuant to Sections 2.6 and 2.9, as may be useful to the other party to make Superconducting Material(s). This non-exclusive licensing provision shall apply only to the extent that the terminating party (or, at the option of the other party, a joint venture formed pursuant to Articles III and IV) is unwilling or unable to supply Precursor Materials to the other party under terms and conditions reasonably acceptable to the other party.

         (f) In the event that the parties do not proceed with a joint venture within the period(s) provided by Section 2.10, then each party shall be obligated to make available to the other party, upon reasonable terms, a non-exclusive license to such technology, relating to Precursor Material(s) and previously disclosed pursuant to Sections 2.6 and 2.9, as may be useful to the other party to make Superconducting Materials, to the extent that the granting party in question may legally grant such license.

     2.12 INVENTIONS. With respect to any inventions, discoveries, manufacturing processes or procedures, trade secrets, or other technical information or know-how (hereinafter collectively, "INVENTIONS") conceived or reduced to practice as a result of or otherwise in the course of the efforts expended by

ASC and/or IAI during the course of or as a consequence of the Program,

     (a) all such Inventions shall be owned jointly by the parties;

     (b) ASC shall not use (or license others to use) such Inventions relating to Mechanical Alloying or Mechanical Deformation except to make, use or sell (i) Superconducting Materials, (ii) any other superconductors, including elemental, metallic alloy, intermetallic and organic superconductors, or (iii) any products or systems containing any such Superconducting Materials or other superconductors, or any parts or components of any such products or systems;

     (c) IAI shall not use (or license others to use) any such Invention (i) to make, use or sell Superconducting Materials (ii) except as provided as Section
4.2.3 to make, use or sell Precursor Material(s);

     (d) Either party may, at its own cost and option, file patent applications directed to jointly owned Inventions, but the parties will consult with each other prior to filing any such applications and, after filing, IAI and ASC will, jointly, and then the Joint Venture, if it comes into being will be responsible for further prosecution, maintenance and record keeping;

     (e) To the extent there is any infringement of rights in jointly-owned patents, either party may (at its own option and expense) bring suit with respect to any such infringement in its field of interest and the other party (at the cost of the party bringing suit) will cooperate. Either party, at its own option and expense, may bring suit with respect to any infringement of a patent owned solely by it;

     (f) If ASC ceases to conduct business in the field of Superconducting Materials; then IAI shall have an exclusive license (subject to any licenses then previously granted) to use such Inventions to make, use or sell Precursor Materials and Superconducting Materials;

     (g) If IAI ceases to conduct business in the Mechanical Alloying or Mechanical Deformation field, then ASC shall have an exclusive license (subject to any licenses then previously granted) to use such Inventions to make, use or sell Precursor Materials and Superconducting Materials.

                           ARTICLE III: JOINT VENTURE

     3.1 Provided that ASC and IAI agree that it is feasible and desirable to proceed towards the commercial exploitation of the Proprietary and Joint Technologies, then the parties shall negotiate in good faith to form a jointly owned business entity (the "JOINT VENTURE"), to produce Precursor Materials and/or, as noted below, Superconducting Materials ("JV PRODUCTS"). The parties have agreed that each of them shall advise the other, by no later than October 1, 1998, of its intention to form such a

Joint Venture, notwithstanding the possibility that further expenditures may be required on development or scale-up activities before commercial production can be commenced.

     3.2 Should the parties proceed with forming such Joint Venture, then the rights and obligations of the parties in and to the Joint Venture, will be set forth in a suitable agreement (the "JOINT VENTURE AGREEMENT") which the parties will enter into at such time. It is agreed and understood that the parties will seek to ensure that any Joint Venture Agreement which they enter into will incorporate and implement the general principles set forth in the following sections of this ARTICLE III.

     3.3 The business of the Joint Venture will comprise the operations of Mechanically Alloying of metallic powders, and consolidation and Mechanical Deformation to produce agreed forms of Precursor Materials.

     In the event that ASC plans to manufacture Superconducting Material(s) based on Precursor Material(s) other than with a third party with whom it has a strategic alliance or relationship to produce end products, then the Joint Venture will be provided an opportunity to participate in the manufacturing of the Superconducting Materials.

     3.4 The prime assets of the Joint Venture will comprise all of the patents and know-how developed jointly by the parties since the commencement of their collaboration, and the right to practice

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



the patents and know-how owned by, or licensed to, either of the parties and required to produce the JV Product(s), to the extent that the parties may legally grant such licenses (collectively the "JV TECHNOLOGY"), as well as contributions of equipment and/or cash made by the parties to the Joint Venture upon its formation.

     3.5 For purposes of computing the percentage ownership ("EQUITY INTEREST") of each of the parties in the Joint Venture at the time of its formation, and of adjusting such equity interests to reflect any future dilution due to a failure to contribute to future cash requirements of the Joint Venture, the contribution of the JV Technology to the Joint Venture by the parties shall be deemed an equal investment by each party, and the value of such combined investment through December 31, 1995 deemed to be $**********. Effective January 1, 1996, the investment base for the Joint Venture will be the sum of the deemed investment base for the period prior to January 1, 1996, plus dollar for dollar investments made by either party from January 1, 1996 onwards.

     3.6 It is intended that the contributions, of cash or equipment, to be made by the parties to the Joint Venture at the time of its formation, will be substantially equal so that their Equity Interests in the Joint Venture will be substantially equal.

     3.7 The parties may agree to add minority participants to the Joint Venture, in which event the equity interests to be acquired by such participants would be contributed equally from the equity interests of ASC and IAI, unless otherwise agreed.

     3.8 Major decision making for Joint Venture matters would be by a Joint Venture committee ("BOARD"), on which the representation and voting power would reflect the equity interests of the Joint Venture partners, with appropriate protection for any minority interest, as explained below.

     3.9 Matters to be decided by the Board would include major expenditures, approval of budgets and issuing of called sums seeking additional capital contributions from the partners, in proportion to their respective equity interests.

     3.10 Failure to contribute to approved budgets would result in dilution of the equity interest of the party in question, based on the valuation of the investments of the parties, at the time of such failure to contribute, in accordance with the provision of Section 3.5 above.

     3.11 Unless or until otherwise decided by the Board, ASC will provide management for operations of the Joint Venture's facility, as well as technical and/or administrative services for the Joint Venture, all in accordance with contracts approved by the Board.

     3.12 Decisions of the Board will be made based on simple majority voting, except that the following matters will require the approval of a two thirds majority of the Board:

          a) dissolution of the Joint Venture;

          b) sale or disposition of any Joint Venture asset having a fair market value of ONE MILLION (U.S.$1,000,000.00) DOLLARS or more;

          c) location or relocation of any Joint Venture owned or leased commercial production facility;

          d) approval of any right or license to be granted to a third party to practice any of the JV Technology;

          e) approval of any budget entailing an expenditure, in any given year, amounting to more than 50% of the then current total cumulative investment of the partners in the Joint Venture.

          f) approval of any contract between the Joint Venture and one of the Joint Venture partners.

     3.13 The Joint Venture would supply and ASC would purchase all of ASC's requirements for JV Product(s), at a price (the "PURCHASE PRICE") to be set by the Board of the Joint Venture. The Joint Venture may also sell JV Product(s) to third parties, as authorized by ASC.

     3.14 The understanding is that the Purchase Price should correspond to the price obtainable by the Joint Venture from an arm's length transaction with a third party (less any customary sales commission), and, in the absence of such a reference price, the Purchase Price should be reasonable in relation to the market price of the system, device or component (the "END PRODUCT") which is made by ASC from the JV Product(s), and should ensure to the

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


Joint Venture a reasonable level of profit, in accordance with Section 3.15 below.

     3.15 It is understood that the Board will seek to establish the Purchase or Transfer Price, and modify it from time to time, considering, among others, the following criteria:

          a) Taking into account all costs, both fixed and variable, other than the cost of silver used which is to be passed through to ASC (the "SILVER ACCOUNTING COSTS") incurred in the various operations involved in the production of the End Product, and the selling price of such End Product, exclusive of the cost of the silver therein (the "SILVER-FREE SELLING PRICE"), the Purchase Price should consist of the cost of the included silver (adjusted for processing yield, inventory carrying and scrap-recycling costs) plus an amount which would be related to the Silver-free Selling Price in a ratio commensurate with the relation of the Silver-free Cost of producing the JV Product to the Silver-free Cost of producing the End Product.

          b) The Board will aim to set the Purchase Price in order to achieve a minimum gross margin as defined by standard accounting practice that results in a *** DCF ROI calculation for the Joint Venture, again using standard accounting practice and treating the Silver Accounting Costs as indicated in paragraph 3.15(a).

          c) The gross margin for the Joint Venture will be similar to the average gross margin for Metallic Precursor Superconducting wire sold by ASC.

           ARTICLE IV. RIGHTS AND OBLIGATIONS REGARDING JOINT VENTURE

     4.0 THE JOINT VENTURE

         4.0.1 The Joint Venture shall produce JV Product(s), using technology (including Joint Technology (as defined in Exhibit D) and technology developed in the course of the Program and thereafter) relating to Mechanical Alloying or Mechanical Deformation, and shall sell such JV Product(s) to or through ASC upon the terms and conditions referred to in ARTICLE III above.

         4.0.2 The Joint Venture may also decide to sell one or more JV Product(s) to third parties as authorized by ASC.

         4.0.3 The Joint Venture will be responsible for:

             (a) The prosecution, maintenance and enforcement of patents and patent applications and Inventions used by the Joint Venture owned by either party; and

             (b) Payment of all royalties due to third parties on account of manufacture, use or sale of any Inventions licensed or sublicensed to the Joint Venture.

         4.0.4 Any Inventions conceived or reduced to practice in the course of work by or for the Joint Venture shall be owned, and the, parties shall have rights therein, as provided in Section 2.12; however, the Joint Venture shall have the exclusive, royalty-free right to use such Inventions to manufacture JV Product(s).

         4.0.5 So long as ASC purchases all its requirements of JV Product(s) from the Joint Venture, the Joint Venture will not compete with ASC in respect of the commercial sale of JV Products. The Joint Venture also will agree that, if in any country ASC owns or is the exclusive licensee of an issued duly maintained patent having one or more claims which have not been held invalid that encompass oxidation of Precursor Materials, it will not knowingly sell Precursor Materials to any customer (other than a licensee of ASC regarding said oxidation process) for manufacture or sale of JV Products in such country. To implement this provision, ASC shall provide the Joint Venture with a list of apposite patents, which list shall be updated from time to time.

         4.0.6 ASC and IAI will form a Joint Venture Planning Team by June 1, 1997 to initiate detailed reviews of the JV business model, assess the commercial status of development work and establish the plan and timing for the formation of the Joint Venture.

     4.1 AMERICAN SUPERCONDUCTOR CORPORATION.

         4.1.1 In the event ASC, during the life of this Agreement or of the contemplated Joint Venture, obtains rights from a third party, determines that it already possesses, or independently develops materials or materials processing technology that would be of value in the Joint Venture, it shall endeavor to make such technology available for use in the Joint Venture.

         4.1.2 ASC agrees to purchase all its commercial requirements for JV Product(s) exclusively from the Joint Venture, to the extent the Joint Venture is ready, willing and able to supply the same upon the terms and conditions referred to in ARTICLE III above, for a period commensurate with the life of the Joint Venture. It is understood and agreed that ASC is free to produce or to purchase Superconducting Materials other than the JV Product(s); it is also understood and agreed that ASC is free to produce and purchase Precursor Materials of the type which are unavailable from the Joint Venture. This provision does not apply to Precursor Material(s) which fall within Section 4.2.1, below.

     4.2 INCO ALLOYS INTERNATIONAL, INC.

         4.2.1 In the event that the Joint Venture is unable to manufacture Precursor Material(s) so as to satisfy its requirements therefor, IAI agrees to use its best efforts to do so, and only if it is unable to do so, IAI will license its Mechanical Alloying and Mechanical Deformation technologies to ASC, or another company designated by ASC, solely for the purpose of producing Precursor Materials under reasonable terms and conditions in order that ASC shall have a source of Precursor Materials.

         4.2.2 In the event IAI, during the life of this Agreement or of the contemplated Joint Venture, obtains rights from a third party, determines that it already possesses, or independently develops materials, materials processing, or oxidation technology, which would be of value in the Joint Venture, it shall endeavor to make such technology available to the Joint Venture.

         4.2.3 IAI agrees not to commercially sell, or license a third party to sell, Precursor Materials or JV Superconducting Materials competitive with Precursor Materials or Superconducting Materials of ASC or the Joint Venture for a period of three (3) years from the termination of this Agreement or for the period of the Joint Venture, whichever is longer. IAI further agrees that, if in any country ASC holds an issued, duly maintained patent having one or more claims which have not been held invalid that encompass oxidation of Precursor Materials, it will not knowingly sell Precursor Materials to any customer (other than a licensee of ASC regarding said oxidation process) for manufacture or sale of Superconducting Materials in such country. To implement this provision, ASC shall provide IAI with a list of apposite patents, which list shall be updated from time to time.

                           ARTICLE V. CONFIDENTIALITY

     5.1 The parties agree that throughout the duration of the Program and any Joint Venture which is formed, and for a period of five (5) years thereafter, or until December 31, 2001, whichever is longer, neither party shall disclose Confidential Information belonging to the other to any third party or, except as provided by Sections 2.11 and 2.12, use the same for any purpose other than the Program. Information shall not be deemed Confidential, and the receiving party shall have no obligations in respect of any information which (i) is known to the receiving party prior to disclosure, as evidenced by the receiving party's tangible records; or (ii) is or becomes known to the public through no act or omission on the part of the receiving party; or (iii) is obtained by the receiving party from a third party who is not under any obligation or restriction not to disclose the same; or (iv) is approved for release or utilization outside the scope of the Program by the express written authorization of the disclosing party. As used herein, "Confidential Information" shall mean information designated and labeled as such in writing by the disclosing party and, if disclosed verbally, reduced to writing and forwarded to the receiving party with a "Confidential" designation within thirty (30) days after verbal disclosure. This provision applies only to information provided in connection with the Development Period, and the parties agree that any Joint Venture or other commercial agreement may include further, longer term and more stringent confidentiality provisions.

     5.2 It is understood that third parties will be doing consulting work, or working in partnership, for or with IAI and/or ASC. Thus, either IAI or ASC may disclose on a need to know basis Confidential Information of the other provided that each individual or company to whom such information is disclosed undertakes in writing to maintain such information confidential on the same basis as required in Section 5.1.

     5.3 All information relating to Inventions, including but not limited to information included in Program reports and technical data generated at either IAI or ASC in the course of the Program shall be "Confidential Information" subject to the obligations of Section 5.1; and such information may be released only after approval of the Review Board, except that to the extent that either party is required to release or disclose such information as part of its normal business operation it may do so on terms and conditions consistent with those on which it releases or discloses its own similar confidential information.

                            ARTICLE VI. MISCELLANEOUS

     6.1 ASSIGNMENT: BENEFIT AND BINDING. This Agreement shall be binding upon, and inure to the benefit of, ASC and IAI and their respective successors and permitted assigns. Except to a successor of substantially its entire business to which this Agreement relates, neither party hereto may assign its rights and obligations under this Agreement without the prior written consent of the other party.

     6.2 EXPORT CONTROLS. It is understood that ASC, IAI and the Joint Venture are (or will be) subject to United States laws and regulations controlling the export of technical data, computer software, laboratory prototypes and other commodities (including the Arms Export Control Act, as amended, and the Export Administration Act of 1979), and that its obligations hereunder are contingent on compliance with applicable United States export laws and regulations. The transfer of certain technical data and commodities outside the United States may be prohibited, and even if permitted may require a license from the cognizant agency of the United States Government and/or written assurances by ASC, IAI or the Joint Venture that ASC, IAI or the Joint Venture shall not export data or commodities to certain foreign countries without prior approval of such agency. Neither ASC, nor IAI, nor the Joint Venture represent that a license shall not be required or that, if required, it shall be issued.

     6.3 NOTICES. Any notice or communication given pursuant to this Agreement by either party to the other shall be in writing and delivered or mailed by registered or certified mail, postage prepaid (mailed notices shall be deemed given when duly mailed), as follows:

         If to IAI:      Inco Alloys International, Inc.
                         3200 Riverside Drive
                         Huntington, West Virginia 25705
                         Attention:  VP., Research & Technology

         If to ASC:      American Superconductor Corporation
                         Two Technology Drive
                         Westborough, Massachusetts, 01581
                         Attention:  Chief Financial Officer

     6.4 APPLICABLE LAW; ENTIRE AGREEMENT; HEADINGS. This Agreement shall be construed in accordance with the laws of Massachusetts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement and the other agreements, certificates, instruments and documents provided for or contemplated by this Agreement contain the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings. The headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first written above.

AMERICAN SUPERCONDUCTOR                       INCO ALLOYS INTERNATIONAL,
CORPORATION                                   INC.



By: /s/ Ramesh Ratan                          By: /s/ John H. Tundermann
   -----------------------------                 -----------------------------

Title: Exec. V.P.                             Title V.P. Research & Technology
      --------------------------                   ---------------------------

Date:  March 26, 1996                          Date 2 April 1996
      --------------------------                   ---------------------------

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




                                   EXHIBIT - A

                          COLLABORATIVE ASC/IAI PROGRAM
                      FOR ********** CONDUCTOR DEVELOPMENT

*************************************************************

INTRODUCTION

The ************************************ in the ********* system is particularly attractive for *************************** because of its intrinsic
*************************************** ********************************
vis-a-vis the ******* phase that is currently under development worldwide. No matter what its **************************** much of its ability to carry supercurrent well below ************************************* to
**************** of the ************** at ****, whereas well textured ********
can carry substantial supercurrent out to several ****** at any ***********, enabling ******* in this important and significantly ******************.

******** is also an attractive for ************ and ******* ************ -
particularly within a ***************************** ****************. Low
AC-loss requires fine filaments that in turn require small superconducting oxide grains. The ****** of *************************** made by the ********** are about an ***** of ***************** than **************, enabling the fabrication of the fine filament composite wires that are required for
*************.

******** has, however, not been ********* in a ****************** thus far because the ************************ for ************** ************* to the
********** and *********************** to the *********) has not been ********.

Recent developments have, however, opened up an opportunity to establish the required level of ***************:

     ASC demonstrated a significant level of *************** in the closely related ****************** of the *********** via ********************* in
     an ********. Unfortunately, *** *************************************** and
     the need for even better textures limit the direct use of this material.

     **************** and ********************** demonstrated the ability to
     ************************ for **************, and the ********* of
     **************************** that are

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



     ********* on such *******************.

     *********************** demonstrated ********************
     *************************** in *************************** *********** (up
     to *********) on ************************** ********** using an
     ********************************** ******.

     ASC demonstrated ************************* in ******** using only a
     **************************** with ************* (less than **************)
     ***********************************). *************** in these ********* is under investigation.

These results, combined with the unique ability of an ********** to make ************** via a ****************************, present us with a major opportunity to develop and manufacture ******* ******* and ********** in *********************************** ***** that are suitable for use in
****************** applications above ****.

The focus of the proposed program is to ************************* in ********************************* made by an **************** *******, demonstrate commanding ***************************, demonstrate *********** and scale up through process development to full scale manufacturing over a
********************.

The performance and manufacturing capability specified below will be so uniquely superior to the existing ********************** process (whether **** or **) that full displacement of the ***** ********** can be anticipated. A ********** timescale is feasible if yearly milestones are met, because the program builds on the extensive ************************* already established.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




PROPOSED MILESTONES FOR ****** PROGRAM BEGINNING JAN. 1996:

*******:

     *************:

          Development of ************ and ******************* ***** for ********
          of *************** Demonstration of ********* or
          ************************ to an initial level of
          ************************** ************ of *****************
          Demonstration of reaction to form ******** with at least an ************** of ***************** (*************)

     *************:

          Demonstration of ************************************** *************
          in ***************** to the **********, at ******* over
          ******************* Demonstration of
          *********************************** ******************** in
          ***************** to the **** *****, at ******* over
          *******************

*******:

     *************:

          Enhancement of ** to **************** at ******* in **** ******
          Demonstration of **************** in ********* ******************* at
          ******* Process development and scale up to ************* Demonstration of **********: *** for ****************** ******* for
          ********* or ********************* application.

*******:

     ***********:

          Enhancement of ** to ********* in *** at ******* in **** *******
          Reduction of ****************** in ********* ******************* at
          ******* ******************* established with ********** to ****
          *********** manufacturing Demonstration of
          ********************************:

                           CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                   WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                               ASTERISKS DENOTE SUCH OMISSIONS.


          ***********************, ******* at **************** for ***********
          and *********

PROGRAM OUTLINE, *******

     A.   *************************** development and fabrication

          1)   ****************** and ******************* development
          2)   *********************** fabrication

     B.   ***** development in ******************

          1)   ************************ in *********************** *****
          2)   ************ and *********** development for
               ************************
          3)   ************** for ************************* formation a)
               *********** b) ************************
          4)   Establish ************************************ techniques


PROJECTED RESOURCES FOR IN-HOUSE WORK AT ASC IN ******

          *****************      *********      *********      *********

          Cost at current rates:

                  labor and misc. -                   eqmt. - ********
                  *******
                  (fully burdened)

Additional resource, particularly in the ************ development, required at *** and ***. Also some support in the **************** area at ****.

For ****** and ****, resource will be substantially increased to ***********, because of ******** and ******************* work proceeding in parallel with ongoing ************ to push ** and ** and minimize *******.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.





DETAILED PLAN FOR **************** DEVELOPMENT, *******

A.   *************************** DEVELOPMENT AND FABRICATION

Goal:
----

     Develop a *********************************************** process and make
     *************** required for experiments.

Method Overview:
---------------

     1) Develop ************* for * and ** that allow ********** ********, and develop a ******************* (perhaps involving ************) via correlations between ******* **********, ************** and **************.
     Major responsibility here at *******.
     2) Establish ********* and other *********** parameters for
     **********************
     3) Fabricate ********* as needed

Key tasks
---------

     - Complete analysis of **************** alloys
     - Complete *************** experiments with ************* to establish their suitability for *******************
     - Select the best ************* and develop optimal
     *************************** via correlations between *******
     ************************** and **************
     - Optimize the process to attain the control over
     ****************************** and *********** required for forming
     **************************************
     - Establish ********* and other *********** parameters for
     **********************
     - Make ********************* and **** for experiments

B.   ***** DEVELOPMENT IN ******************

B1)  ******************** IN ****************************

Goal:
----

     Establish ******************************** adjacent to each
     ******************** for the ******************** of ******* ********

Method overview:
---------------

     Test feasibility of and develop methods for attaining ********************* in the ******************* using ***** **** and *******************

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




     a) Develop thermal-mechanical processes to form ********************* adjacent to the ************* ********* in **** and/or
     ************************ **************

     b) Test the feasibility of packing ****************** ***** in the ****** and thereby maintaining or forming suitably ************************* adjacent to **** ******** after *********.

Key tasks:
---------

     - set up ******************** (****************************) ******** with
     ******************** capability.
     - make ***************** and *************************** without
     ************* following the ******* - identify promising ********************************, starting with ********************. -
     process ******************** or ********************** following promising conditions identified above and optimize processes for ***************** adjacent to ****** - determine promising ************************ for ********* ********* the *************** between ********* and correlate to
     ********* in ***********.
     - test the feasibility of introducing a ***************** ************************************ in ************** such that its
     ******* throughout **************** is preserved or enhanced (********************, etc.).
     - *************************, see part B4 below. This will include both ****
     and ************************* with focus on ********* and
     ******************** at the *****************, as well as
     ****************** throughout each ******** and across the ************* of
     *********************.
     - ******** as in part B3 below

B2)  ************ AND *********** DEVELOPMENT FOR **************** *******

Goal:
----

     Establish a route to *************** using *********** *************

Method overview:
---------------

     Build on initial work of ******** to develop suitable **
     ********************** and ************ to enable obtaining
     ************************ in ********

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



Tasks:
-----

     - Determine ******** and **************** effects on ********* and ** (how
     **** do they have to be?). Reaction as in part B3 below
     - Investigate ********************************* in different portions of each or neighboring *********; reaction as in part B3 below
     - Determine ******************* (************** and *********) effects on
     ****************
     - After initial phase development of both B1 and B2, develop configurations in conjunction with ********************* (**************************) as a base for ***************** ******* in ********
     - Make ******************************************** following the results from above and optimize ***** for ******** ***********

B3)  ************** FOR ************************* FORMATION

Goal:
----
     Develop and optimize ************** to form ********** ****************
     from ************ demonstrating ******* and **.

Method overview:
---------------
     Building on the favorable ************************* of ** and the favorable ********************** of *** ******************* and *** of ****************
will be explored to achieve favorable ******** reaction. Use knowledge base from earlier in-house **** ** work as well as outside work on ***** and ************. A particular opportunity is in the ******* and ****************** used for ************************* that have never before been tested in a ***************************************************** environment.
     Two basic mechanisms will be explored: 1) ***** *************** of ******** on the ***************************** of ** to transfer the ******* from the
********* into the ***** and 2) **************************************** in
************* ************** of **.

Key tasks
---------

B3A) DEVELOP METHODS FOR *************** FROM ********* *********** TO *****

     - Adapt some ************ for attaining the desired ***
     ************************ conditions using ********* ***********************
     and/or ************,

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




     - Determine the ******** of *********************** within ***** at various stages of ********** after *********.
     - Determine ************* for *************** via ***** and *** to
     establish ************************** at ******* (to be used for
     ***************************************).

B3B) DEVELOP AND UNDERSTAND OPTIMAL ************** FOR ********,
**************************

     - Develop correlations between ******************************
     *********************************************************** ******* and **.
            - In proximity with ***********************************
            - In ************************* for ***************
            **************************
     - Explore **************** for *********************** processing
     - Determine potential benefit of ********** some of the ********* to different ******** of each ********.
     - Determine the utility of *** or *********************** for
     ************** and ******************.
     - Use ********** or ********************* wherever possible, with the *****
     and *************************** for ******* and *************************
     as in B4
     - As a ******* study, investigate possible ************* ********* in the
     ***************
     - Optimize ** and ** towards the performance milestones

B4)  CHARACTERIZATION TECHNIQUES

GOAL: establish ***** and ************************ for determining ******* in both ****** and *****, and do **********, ********** and
*************************** samples

METHOD OVERVIEW: These measurements are critical for the program and rapid turnaround will be essential. ASC must therefore bring the required **************** in house (approx **************), with resolution to
******************** via ************ and/or **************.
******************************* will be used to evaluate
***********************, and *************************** for ****** will also be employed. ********************* will also be confirmed (*************).

Tasks:
-----
     - hire ******************* at ASC with ***************; purchase and install ****************
     - develop ******* and *************** techniques to enable
     ******************* of both ************* and ********

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



     *********
     - prepare ************** and generate **************** ********; analyze
     ********** for *******
     - interact with **** for **************************** of ***************,
     both ********* and *********
     - carry out standard ************** and ********** **************** in support of the overall program

                                    EXHIBIT B

                   ASC/IAI Research and Development Agreement
                              Program Review Board

Terms of Reference of the Program Review Board (PRB).

1. The PRB shall be composed of 2 representatives of each party, with the possibility of inviting specialists wherever required by the complexity of any item to be discussed.

2.   The PRB has the task of

     (a) agreeing in detail on the research plan, including specific targets to be achieved within well defined time limits;

     (b) monitoring performance against plan, setting up check points for the critical results to be achieved;

     (c) recommending action to respective management of IAI and ASC as required to achieve the objectives of the Program, including change of scope if convenient in the light of new developments in the field.

     (d) monitoring costs of the Program and advising Management of IAI and ASC of any change proposed with respect to the original plan.

     (e) setting milestones for the subsequent year of the program at least 90 days before the end of the current program year.

3. At least one representative of IAI and ASC, respectively shall be a person with significant involvement in R&D of the agreed research program.

4. The PRB shall meet quarterly and shall have access to the necessary technical and financial documentation which shall be provided by the Parties before the meeting.

5. The PRB will review invention disclosures and make recommendations to the Managements of ASC and IAI regarding which disclosures are to be submitted for patent consideration. It is further understood by IAI and ASC that the burden of full prior art disclosure to the United States Patent and Trademark Office rests with both parties.

6. The decisions of the PRB shall be taken unanimously. In case of failure to agree, the relevant matter shall be submitted to the Managements of IAI and ASC for final decision.

                                    EXHIBIT C
                                    ---------

                    ASC/IAI Research & Development Agreement

                  Inco Superconducting Investments/Expenditures
                                   1988 - 1995


The Inco expenditures for the period 1988 - 1995 on the joint superconductor R&D activities are:

IAI Expenditures (US $)

      Year           IAI Internal                  MTU                Total
      ---------------------------------------------------------------------

      1988                 11,987               17,730               29,717
      1989                107,410              123,434              230,844
      1990                 69,896              166,520              236,416
      1991                 88,145              127,805              215,950
      1992                267,362               93,756              361,118
      1993                 95,022               96,110              191,132
      1994                109,989              167,821              200,307
      1995                230,268               90,318              398,089
                          -------              -------            ---------
      TOTAL               980,079              883,494            1,863,573

Inco US Expenditures (US $)

                          Year                           Amount
                          -------------------------------------

                          1990                          825,000
                          1991                        1,100,000
                          1992                        1,100,000
                          1993                          575,000
                          1994                        1,100,000
                          1995                        1,100,000
                                                      ---------
                          TOTAL                       5,800,000

Grand Total Inco Investment/Expenditures 1988 - 1995:
                              US $7,663,573

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




                       RESEARCH AND DEVELOPMENT AGREEMENT
                       ----------------------------------
                                    EXHIBIT D
                           JOINT TECHNOLOGY INVENTORY
                           --------------------------


1.   Preparation of Superconducting Oxides And Oxide-Metal Composites
---------------------------------------------------------------------
     ASC-1; Owner MIT; exclusive license
     Patent Number 4,826,808, issue date 5/2/89
     Patent Number 5,204,318, issue date 4/20/93
     Patent Number 5,189,009, issue date 2/23/93
     Patent Number 5,439,880, issue date 8/8/95
     Patent Application ***********************************, application pending
     Patent Application ***********************************, application pending

A method of preparing a superconducting oxide by combining the metallic elements of the oxide to form an allow, followed by oxidation of the alloy to form the oxide. Superconducting oxide-metal composites are prepared in which a noble metal phase intimately mixed with the oxide phase results in improved mechanical properties. The superconducting oxides and oxide-metal composites are provided in a variety of useful forms.

2.   Textured Oxide Composites bv Directional Oxidation
-------------------------------------------------------
     ASC-3; Owner MIT; License option abandoned, Disclosure Status: Closed

Methods for getting texturing by oxygen or temperature gradients from metallic precursors.

3.   Process for Forming Superconductor Precursor
-------------------------------------------------
     ASC-9; Patent applied for jointly
     Patent Number 5,034,373, issue date 7/23/91

The invention provides a process for production of silver-containing precursor alloys to oxide superconductors, said alloys having reduced amounts of intermetallics. Powders containing metallic elemental components of an oxide superconductor are high energy milled for a predetermined amount of time to increase homogeneity of the mixed metallic elemental components of the oxide superconductor. Silver is then high energy milled into the metallic components. The mixed silver and metallic elemental components of the oxide superconductor are compacted for the silver-containing superconductor precursor. The compacted powder is preferably hot worked at a temperature of at

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



least 50% of the precursor alloy's melting temperature in degrees Kelvin.

4.   Process for Making Electrical Connections to High Temperature
------------------------------------------------------------------
     Superconductors Using a Metallic Precursor and The Product Made Thereby
     -----------------------------------------------------------------------
     ASC-l0; Owner: ASC
     Patent Number 5,116,810, issue date 3/2/92
     Patent Number 5,321,003, issue date 6/14/94

Superconducting joint metallurgically bonding a pair of shaped superconducting pieces. Each of the pieces is formed by combining the metallic elements of a superconducting oxide in substantially the stoichiometric proportions needed to form the superconducting oxide, and then forming the combined metallic elements into a shaped piece.

5.   Process for Making Ceramic/Metal and Ceramic/Ceramic Laminates bv Oxidation
--------------------------------------------------------------------------------
     of a Metal Precursor
     --------------------
     ASC-11; Owner ASC
     Patent Number 5,259,885, issue date 11/9/93

A method of preparing a laminated ceramic. The method includes preparing a precursor having at least one noble metal element component and at least two non-noble metal elements. The precursor is iteratively exposed to a first environment to form an oxidized zone having a first concentration of a primary ceramic phase containing the non-noble metal elements and then to a second environment to form a second oxidized zone having a second concentration of the primary ceramic phase, the second concentration being less than the first concentration.

6.   A Method of Producing *************************************
----------------------------------------------------------------
     ********************* of **************************** *******************
     -------------------------------------------------------------------------
     of ********************
     -----------------------
     ******; Owner: ***
     Patent Application ***************************************** *********,
application pending

A method for ************************** of **************** uses the
************** as **********************.

7.   ************************************ and ********* ************
--------------------------------------------------------------------
     ******; Owner: ***
     Patent Application ****************************************; application pending

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




A process for making ***** ******************************* or **** *** from a
************ includes an ************** to form ********************** followed by a series of *********** ************ and ******* to form the **************.

8.   High Pressure Oxidation of Precursor Allovs
------------------------------------------------
     ASC-20; Owner:  ASC
     Patent Number 5,472,527, issue date 12/5/95

A method for forming unsegregated metal oxide-silver composites includes preparing a precursor alloy comprising silver and precursor elements of a desired metal oxide and oxidizing the allow under conditions of high oxygen activity selected to permit diffusion of oxygen into silver while significantly restricting the diffusion of the precursor elements into silver, such that oxidation of the precursor elements to the metal oxide occurs before diffusion of the metallic elements into silver. Further processing of the metal oxide composite affords an oxide superconducting composite with a highly unsegregated microstructure.

9.   ******************* for *********************
--------------------------------------------------
     ******; Owner: ***
     Patent Application ******************************** ******; application pending

************** after ***************** improves properties by
*******************.

10.  *************************************
------------------------------------------
     ******; Owner: ***
     Patent Application ***************************************; application pending

Using a ********************* of ************ achieves higher **** than by conventional techniques.

11.  Method for Improving the ************************** of
-----------------------------------------------------------
     ******************************
     ------------------------------
     *****;Owner:***
     Patent Application ****************************************; application pending

An added ******************* at ************************ and *** ************
improves ****************.

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.



12.  Method For *********** and *********************** and ******************
------------------------------------------------------------------------------
     in ******************************** *********************
     ---------------------------------------------------------
     ******; Owner: ***
     Notebook entries and disclosure at ASC

************** during ******* is reduced by **************** ******* to the
********* on its way into and out of *********.

13.  A Method for **************************************** in *** ********** by
-------------------------------------------------------------------------------
     *********
     ---------
     *******; Owner: ***
     Notebook entries and disclosure at ASC

The adverse effects of *********** between ********** and *** for ****** in ******************** are ********* by ****************.

14.  ************************************************
-----------------------------------------------------
     *******; Owner: ***
     Patent Application *******************; application pending

********************** of ************* suitable for ********* may be formed by
******************* in a ****************.

15.  *********************************************
--------------------------------------------------
     *******; Owner: ***
     Patent Application ******************; application pending

A process for producing **********************************
************************ in ************************* surrounded by a
**************** at least the ****************** of which are also
******************. Key process steps are the *********** of a
********************************************************* ********* to *******
at least the ****************** of the ****** ********* the **************** to
**** and ******* the *********************** within the ********* via
************** *************** by the *************************** and
substantially without *********** of the **********************.

16.  Production of Oxidic Superconductor Precursors
---------------------------------------------------
     Owner:  IAII
     Patent Number 4,962,084, issue date 10/9/90

A process for producing an oxidic superconductor precursor alloy which comprises mechanically alloying metallic elemental constituents of the oxidic superconductor in stoichiometric proportions and in the presence of a process control agent

                            CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.




non-detrimental to the superconductor to provide a uniform mechanically alloyed product which is compacted and worked to provide a product form such as wire, tape or thin strip. This product form can then be given the configuration required for use (e.g. open coil) and then oxized to provide the superconductor. 7 claims.

17.  Production of Oxidic Superconductors By Zone Oxidation Of A Precursor Alloy
--------------------------------------------------------------------------------
     Owner:IAII
     Patent Number 4,962,085, issue date 10/9/90

Discloses a process for producing oxidic superconductors having advantageously textured oxide structures which involves zone oxidizing elongated metallic precursors of the superconductors. 11 claims.

18.  Methods For Producing ********************* And **************
-------------------------------------------------------------------
     ****************** From ******************** Or
     -----------------------------------------------
     ********************************
     --------------------------------
     Owner: ***************

This patent application (not filed but reflects ongoing activity) describes ************************* and ********************* ********** into
********************, with particular emphasis on methods for improving the ********* and *********** of such **********. Upon **************, the
*********** or *********** ********** transform to ********************* or
*************** **********************.

19.  Method(s) For Producing **********************************
---------------------------------------------------------------
     ******************* Using a Combination Of *********** And
     ----------------------------------------------------------
     *******************
     -------------------
     Owner:  ****

************* or ********************* of ****************
********************************* compositions, coupled with
****************************************************** results in a
**************************** that overcomes a **************** ***************
problem associated with only ******************* processing. *******************
parameters are defined.

20   Method(s) For Producing **********************************
---------------------------------------------------------------
     ******************* Using ************* To ***************** **************
     ---------------------------------------------------------------------------
     And *****************
     ---------------------
     Owner:  ****

                             CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                                    WITH THE SECURITIES AND EXCHANGE COMMISSION.
                                                ASTERISKS DENOTE SUCH OMISSIONS.


Utilization of ************* of ******************** can markedly enhance quality of **************************************** **************** by
increasing ******, minimizing ********** and aiding **************.
Manufacturing of ***************** can also be improved by reducing *********************************** problems, accelerating *************, reducing ********* ********** and eliminating propensity for ********** of ****************** in the final product. Compositional ranges and methods of manufacturing the ************* are defined.

21.  Process for Extrusion Of *************** And ***************
-----------------------------------------------------------------
     *******; Owner: ***

A method for achieving very high **************** (up to *****) of **************** encased in ***********. ********* of both ***** and
************************* are treated, and their collection using an ******************** apparatus. Key process variables are ******************************************************** ******, and
******************************.

22.  Process For ***************************
--------------------------------------------
     *******; Owner:  ****

A method for ***************************************************.
***********************************, both ***** and ***********, are covered.
Key process variables are ******************* ***************************** and
******************.